                                     LOGO

                                 FLAG INVESTORS

                      REAL ESTATE SECURITIES FUND, INC.

                            (Institutional Shares)

                 Prospectus & Application -- January 20, 1997


-----------------------------------------------------------------------------

This mutual fund (the "Fund") is designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.


Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown"), as well as through Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1996, as amended through January 20, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor.

 TABLE OF CONTENTS
Fee Table  ...............................    1
Financial Highlights  ....................    2
Investment Program  ......................    3
Risk Factors  ............................    4
Investment Restrictions  .................    5
How to Invest in Institutional Shares  ...    5
How to Redeem Institutional Shares  ......    6
Telephone Transactions  ..................    6
Dividends and Taxes  .....................    7
Management of the Fund  ..................    8
Investment Advisor and Sub-Advisor  ......    8
Distributor  .............................    9
Custodian, Transfer Agent and
  Accounting Services ....................    9
Performance Information  .................    9
General Information  .....................   10
Application  .............................  A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203


-------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
-------------------------------------------------------------------------------

   SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases  ...............................  None
Maximum Sales Charge Imposed on Reinvested Dividends  ....................  None
Maximum Deferred Sales Charge  ...........................................  None

Annual Fund Operating Expenses (net of fee waivers and reimbursements):
 (as a percentage of average daily net assets)
Management Fees (net of fee waivers and reimbursements)  .................   .00%*
12b-1 Fees  ..............................................................  None
Other Expenses  ..........................................................  1.00%
Total Fund Operating Expenses (net of fee waivers and reimbursements)  ...  1.00%*
                                                                            ======

------
* The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. Absent fee waivers and reimbursements, Management Fees would be .65% of the Fund's average daily net assets and Total Fund Operating Expenses would be 2.01% of the Institutional Shares' average daily net assets.

Example:                                                       1 year       3 years       5 years       10 years
--------                                                     ----------   -----------    -----------   ------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:* ...................................      $10           $32           $55           $122


------
* The Example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.

The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses for the Class A Shares, another class of shares offered by the Fund, for the fiscal year ended December 31, 1995, less 12b-1 fees of .25%.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

   The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered Class A Shares since January 3, 1995. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fee Table") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table have been derived from the Fund's financial statements for the Class A Shares for the periods indicated and, except for the financial statements for the six-month period ended June 30, 1996, which are unaudited, have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended December 31, 1995 and the report thereon of Coopers & Lybrand L.L.P., and the unaudited financial statements for the six-month period ended June 30, 1996, are included in the Statement of Additional Information. Additional performance information for the Fund's Class A Shares is contained in the Fund's Annual Report for the fiscal year ended December 31, 1995 and its Semi-Annual Report for the six-month period ended June 30, 1996, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each period)*
-----------------------------------------------------------------------------

                                                                                             Class A Shares
                                                                                 -------------------------------------
                                                                                     For the
                                                                                    Six-Month        For the Period
                                                                                   Period ended     January 3, 1995**
                                                                                  June 30, 1996          through
                                                                                   (Unaudited)      December 31, 1995
                                                                                 ----------------   -----------------
Per Share Operating Performance:
   Net asset value at beginning of period  ...............................      $    11.20          $   10.00
                                                                                ----------          ---------
Income from Investment Operations:
   Net investment income .................................................            0.31               0.56
   Net realized and unrealized gain on
     investments  ........................................................            0.37               1.21
                                                                                ----------          ---------
   Total from Investment Operations ......................................            0.68               1.77
                                                                                ----------          ---------

Less Distributions:
   Dividends from net investment income ..................................           (0.30)             (0.52)
   Distributions from short-term capital
     gains  ..............................................................              --              (0.05)
                                                                                ----------          ---------
   Total distributions ...................................................           (0.30)             (0.57)
                                                                                ----------          ---------
   Net asset value at end of period ......................................      $    11.58          $   11.20
                                                                                ==========          =========
Total Return***  .........................................................            6.20%             18.19%

Ratios to Average Daily Net Assets:
   Expenses ..............................................................            1.25%(1,2)         1.25%(2,4)
   Net investment income .................................................            5.61%(1,3)         5.95%(1,3)

Supplemental Data:
   Net assets at end of period (000) .....................................         $12,425             $7,171
   Portfolio turnover rate ...............................................               9%(1)             28%


  * Computed based upon average shares outstanding.
 ** Commencement of operations.
*** Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.26% (annualized) and 3.25% (annualized) for the periods ended June 30, 1996 and December 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 4.60% (annualized) and 3.98% (annualized) for the periods ended June 30, 1996 and December 31, 1995, respectively.
(4) Annualized ratios based upon average monthly net assets would be 1.19%.

INVESTMENT PROGRAM
-------------------------------------------------------------------------------

   INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of the Fund is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. This investment objective is a fundamental policy of the Fund and cannot be changed without shareholder approval.

   Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and which are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. By investing in master limited partnerships through the Fund, shareholders indirectly bear a proportionate share of the operating expenses of the underlying master limited partnership, in addition to the similar expenses of the Fund. Equity securities include common stock, rights or warrants to purchase common stock, preferred stock, and securities convertible into common stock. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

   The Fund may invest in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

   Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), the Fund's sub-advisor (collectively, the "Advisors"), currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads. The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. The debt securities purchased by the Fund will be of investment grade or better quality (i.e., of a quality equivalent to the ratings Baa or better of Moody's Investors Service, Inc. ("Moody's") or BBB or better of Standard & Poor's Ratings Group ("S&P"). While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

   For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by ICC or ABKB/LaSalle at the time of purchase and other long- and short-term debt instruments which are rated A or higher by S&P or Moody's at the time of purchase, and may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.

   Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), all of which are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisors. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

   The Fund may purchase securities on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price.

RISK FACTORS
-------------------------------------------------------------------------------


   Because the Fund invests primarily in the real estate industry, its investments may be subject to certain risks. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost.


   Because the Fund may invest in REITs, it may also be subject to certain risks associated with the direct investments of the REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, have limited diversification and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended or failing to maintain their exemptions from registration under the Investment Company Act of 1940.


   Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When-Issued Securities."


INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------


   The Fund's investment program is subject to a number of restrictions which reflect both self imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 through 3 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares. The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67% or more of the shares present at a shareholder meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Investment restriction number 4 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

2) Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; or

4) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN INSTITUTIONAL SHARES
-------------------------------------------------------------------------------


   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000, except that the minimum initial investment is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisors.


   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.


   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (See "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM INSTITUTIONAL SHARES
-------------------------------------------------------------------------------


   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent and Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in an account have been redeemed on a dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.


TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York

Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares--Purchases by Exchange" and "How to Redeem Institutional Shares.")


DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its net investment company taxable income (including net short-term capital gains) in the form of monthly dividends. The Fund also intends to distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis.

   Unless the shareholder elects otherwise, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. However, shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

TAXES

   The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The following is only a general summary of certain federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local taxes.


TAX TREATMENT OF THE FUND


   The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended, so that the Fund will be relieved of federal income tax on net investment company taxable income and net capital gains distributed to its shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   Dividends from the Fund's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Distributions of net capital gains that are designated by the Fund as capital gains dividends are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Only a portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction available to corporate shareholders. The Fund makes annual reports to shareholders describing the federal income tax status of all distributions.

   Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by the shareholders on December 31 of the year in which the dividends were declared.

   The sale, exchange, or redemption of Institutional Shares is a taxable transaction for the shareholder.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to ICC and ABKB/LaSalle. Four Directors and all of the officers of the Fund are officers or employees of Alex. Brown, ICC or ABKB/LaSalle. The other Directors of the Fund have no affiliation with Alex. Brown, ICC or ABKB/LaSalle.

   The Fund's Directors and officers are as follows:

Richard T. Hale           Chairman   William K. Morrill, Jr.   President
Truman T. Semans          Director   Keith R. Pauley           Executive Vice
Charles W. Cole, Jr.      Director                               President
James J. Cunnane          Director   Edward J. Veilleux        Vice President
Robert S. Killebrew, Jr.  Director   Gary V. Fearnow           Vice President
John F. Kroeger           Director   Scott J. Liotta           Vice President
Louis E. Levy             Director   Joseph A. Finelli         Treasurer
Eugene J. McDonald        Director   Edward J. Stoken          Secretary
Rebecca W. Rimel          Director   Laurie D. Collidge        Assistant
Carl W. Vogt              Director                               Secretary


INVESTMENT ADVISOR AND SUB-ADVISOR
-------------------------------------------------------------------------------

   Investment Company Capital Corp. is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the Fund's Sub-Advisor. ICC is the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.2 billion of net assets as of December 31, 1996. The address of ICC is 1 South Street, Baltimore, Maryland 21202. ABKB/LaSalle is a registered investment advisor and together with its affiliates had, as of December 31, 1996, approximately $600 million in real estate securities under management, almost all of which is in domestic real estate securities. ABKB/LaSalle was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. ABKB/LaSalle, together with its predecessors, has provided investment advice to pension funds and other institutional investors with respect to investments in real estate securities since 1985, although it had not previously acted as investment advisor or sub-advisor to a mutual fund. ABKB/LaSalle currently provides sub-advisory services to three mutual funds which had approximately $71 million of combined net assets as of December 31, 1996. The address of ABKB/LaSalle is 100 East Pratt Street, Baltimore, Maryland 21202.

   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABKB/LaSalle certain of its duties, provided that ICC continues to supervise the performance of ABKB/LaSalle and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABKB/LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABKB/LaSalle may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABKB/LaSalle may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   ICC and ABKB/LaSalle currently intend to waive, on a voluntary basis, their annual fees to the extent necessary so that the Fund's annual expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. For the period ended December 31, 1995, ICC waived all advisory fees and reimbursed expenses of $91,068. For the same period ABKB/LaSalle waived all sub-advisory fees.

   ICC is an indirect subsidiary of Alex. Brown Incorporated. ABKB/LaSalle, a Maryland limited partnership, is one of several entities through which LaSalle Partners Limited Partnership and its affiliates conduct real estate investment advisory and related businesses. ABKB/LaSalle is controlled indirectly by DEL-LPL Limited Partnership, a Delaware limited partnership, whose general partners are M.G. Rose and seven cor-porations, each of which is owned by one of the following persons: Kenneth M. Campia; Daniel W. Cummings; Wade W. Judge; Stuart L. Scott; Robert C. Spoerri; Lynn C. Thurber; and Robert F. Works.


   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


PORTFOLIO MANAGERS

   William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets from its inception.

   William K. Morrill, Jr., Managing Director of ABKB/LaSalle, has nearly 16 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

   Keith R. Pauley, Senior Vice President of ABKB/LaSalle, has over ten years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

DISTRIBUTOR
-------------------------------------------------------------------------------


   Alex. Brown acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund Shareholders.

   The address of Alex. Brown is 1 South Street, Baltimore, Maryland 21202.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
-------------------------------------------------------------------------------


   PNC Bank, National Association ("PNC Bank"), a national banking association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent. ICC also provides accounting services to the Fund. As compensation for such accounting services for the period ended December 31, 1995, ICC received a fee equal to .20% (annualized) of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.


   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Fund shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION
-------------------------------------------------------------------------------


   DESCRIPTION OF SHARES

   The Fund is an open-end management investment company organized under the laws of the State of Maryland on May 2, 1994 and is authorized to issue 15 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is December 31.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated: "Flag Investors Real Estate Securities Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Real Estate Securities Fund Class A Shares" and "Flag Investors Real Estate Securities Fund Class B Shares." Additional information concerning the Fund's Class A Shares and Class B Shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and, accordingly, the net asset value per share of the classes may differ at times.


ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer as appropriate.

               FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION

----------------------------------------------------------------------------------------------------------------------
Send completed Application by overnight carrier to:      For assistance in completing this application please call:
 Alex. Brown & Sons Incorporated/Flag Investors Funds    1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m.
 1004 Baltimore Avenue, 4th Floor                        (Eastern Time).
 Kansas City, MO 64105
 Attn: Flag Investors Real Estate Securities Fund, Inc.

If you are paying by check, make check payable to "Flag Investors Real Estate Securities Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
-------------------------------------------------------------------------------



                      YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Name on Account                                                   Mailing Address

-----------------------------------------                         -----------------------------------------------
Name of Corporation, Trust or Partnership                         Name of Individual to Receive Correspondence

-----------------------------------------                         ------------------------------------------------
Tax ID Number                                                     Street

                                                                  ------------------------------------------------
/ / Corporation / / Partnership / / Trust                         City                    State               Zip

/ / Non-Profit or Charitable Organization / / Other _________
                                                                  (  )
If a Trust, please provide the following:                         -------------------------------------------------
                                                                  Daytime Phone

-------------------------------------------------------------------------------------------------------------------
Date of Trust                                    For the Benefit of

-------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

-------------------------------------------------------------------------------
                                 INITIAL INVESTMENT




The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments.

Indicate the amount to be invested and the method of payment:

------ A. By Mail: Enclosed is a check in the amount of $_______ payable to
                   Flag Investors Real Estate Securities Fund, Inc.
------ B. By Wire: A bank wire in the amount of $_______has been sent
from_______________________________   ____________________________
            Name of Bank                   Wire Control Number

    Wire Instructions
         Follow the instructions below to arrange for a wire transfer for initial investment:
         o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
         o  Call 1-800-553-8080 to obtain new investor's Fund account number.
         o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
            IFTC
            a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
            Acct. # 7518625
            ABA # 1010-0362-1
            Kansas City, Missouri 64105

         Please include the following information in the wire:
         o Flag Investors Real Estate Securities Fund, Inc. -- Institutional Shares
         o  The amount to be invested
         o  "For further credit to _______________________________________."
                                      (Investor's Fund Account Number)

------------------------------------------------------------------------------

                                DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
    Income Dividends                        Capital Gains
    [ ] Reinvested in additional shares     [ ] Reinvested in additional shares
    [ ] Paid in cash                        [ ] Paid in cash

------------------------------------------------------------------------------
                               TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
  No, I do not want:       [ ] Telephone redemption privileges
                           [ ] Telephone exchange privileges

          Redemptions effected by telephone will be wired to the bank account designated below.
-----------------------------------------------------------------------------

                              BANK ACCOUNT DESIGNATION
                          (THIS SECTION MUST BE COMPLETED)

Please attach a blank, voided check to provide account and bank routing information.

-----------------------------------------------------------------------------
Name of Bank                             Branch


-----------------------------------------------------------------------------
Bank Address                             City/State/Zip

-----------------------------------------------------------------------------
Name(s) on Account

-----------------------------------------------------------------------------
Account Number                           A.B.A. Number

                     ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE
--------------------------------------------------------------------------------
By signing this application, I hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ]  U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)
 [ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: ______________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

--------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus dated January 20, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date


--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date


--------------------------------------------------------------------------------
                    PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ------* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

-------------------------------------      -----------------------------------
Name/Title                                 Signature              Date

-------------------------------------      -----------------------------------
Name/Title                                 Signature              Date

-------------------------------------      -----------------------------------
Name/Title                                 Signature              Date

-------------------------------------      -----------------------------------
Name/Title                                 Signature              Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

--------------------------------------------------------------------------------
                              CERTIFICATE OF AUTHORITY

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ____________________, Secretary of the above-named investor, do hereby certify that at a meeting on_________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.
this __________ day of__________, 199___
Secretary____________________________________________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.


_______________________________________________________________________________
Signature and title                                             Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee) The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

_______________________________________________________________________________
Signature and title                                             Date

_______________________________________________________________________________
Signature and title                                             Date

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------



                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


                                 1 South Street
                            Baltimore, Maryland 21202

                         ------------------------------




            THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.








Statement of Additional Information Dated: May 1, 1996 as amended through January 20, 1997

                         Relating to Prospectuses Dated:
                 May 1, 1996 for the Class A and Class B Shares
                                       and
                  January 20, 1997 for the Institutional Shares


                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

 1.      General Information and History........................................................................  1

 2.      Investment Objective and Policies......................................................................  1

 3.      Valuation of Shares and Redemption.....................................................................  7

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................................................................  8

 5.      Management of the Fund................................................................................. 10

 6.      Investment Advisory and Other Services................................................................. 15

 7.      Distribution of Fund Shares............................................................................ 16

 8.      Brokerage.............................................................................................. 19

 9.      Capital Stock.......................................................................................... 21

10.      Semi-Annual Reports.................................................................................... 21

11.      Custodian, Transfer Agent, and Accounting Services .................................................... 22

12.      Independent Accountants ............................................................................... 22

13.      Performance Information................................................................................ 22

14.      Control Persons and Principal Holders of
           Securities........................................................................................... 25

15.      Financial Statements................................................................................... 25

16.      Appendix.............................................................................................. A-1


1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Real Estate Securities Fund Class A Shares ("Class A Shares"), Flag Investors Real Estate Securities Fund Class B Shares ("Class B Shares") and Flag Investors Real Estate Securities Fund Institutional Shares ("Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or from Participating Dealers that offer shares of the respective classes of the Fund ("Shares") to prospective investors. Prospectuses for the Class A Shares and the Class B Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933. The Fund commenced operations on January 3, 1995. The Institutional Shares have not been offered prior to the date of this Statement of Additional Information.

        Under a license agreement dated August 23, 1994 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE AND POLICIES

        The Fund's investment objective is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry. There can be no assurance that the Fund's investment objective will be achieved.

Real Estate Investment Trusts

        Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.




        REITs can generally be classified as follows:

        - Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

        - Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

        - Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. Investors in REITs indirectly through the Fund, will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

Master Limited Partnerships

        The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses which are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. As in the case of REITs, a shareholder in the Fund will indirectly bear his proportionate share of the operating expenses of the underlying master limited partnerships in addition to the similar expenses of the Fund. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include for purposes of this investment policy convertible debt securities which the Advisor or Sub-Advisor believes have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of comparable quality as determined by the Advisor or Sub-Advisor. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisor will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Advisor's or Sub-Advisor's investment criteria.

        Certain of the debt securities in which the Fund may invest may be zero coupon or other original issue discount securities which pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Money Market Securities

        From time to time the Fund may purchase high quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

        The commercial paper which may be purchased includes variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor or Sub-Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor or Sub-Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will contain liquid assets such as cash, U.S. Government securities, or other high grade debt obligations. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's Advisor or Sub-Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. This practice involves the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        Segregated accounts will be established with the Fund's custodian and will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Investment Restrictions

        The Fund's investment program is subject to a number of restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The restrictions recited below are in addition to those described in the Fund's prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

        2. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

        3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

        4. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

        5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

        6. Effect short sales of securities.

        7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

        8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The Fund's net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time) each day on which the New York Stock Exchange is open for business
(a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include (i) the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, (ii) indications as to values from dealers, and (iii) general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Class A Shares and Class B Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectuses relating to such Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming Shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. However, to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income each taxable year (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on foreign currencies) are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

        In addition, at the close of each quarter of the Fund's taxable year,
(1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other
RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M of the Code, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.

        If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, shareholders should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a RIC as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unitholder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as "interest" or "dividends" and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded RICs. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.

        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 1 South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

+*CHARLES W. COLE, JR., Director (11/11/35)
        Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Chairman, Investment Company Capital Corp. (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President and Chief Executive Officer, Chief Administrative Officer, and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Director, York Bank and Trust Company.

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense)(1989-1993) and Director, The Arch Fund (registered investment company).

*ROBERT S. KILLEBREW, JR., Director (4/9/39)
        Managing Director, Alex. Brown & Sons Incorporated; Certified Financial Analyst and Investment Advisor; Formerly, Senior Portfolio Manager, Brown Asset Management (registered investment advisor), 1974-1995.

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
        Fulbright and Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P.
        (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

WILLIAM K. MORRILL, JR., President (6/2/37)
        Managing Director, ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with ABKB/LaSalle or its predecessors since 1985.

KEITH R. PAULEY, Executive Vice President (9/27/63)
        Senior Vice-President, ABKB/LaSalle Securities Limited Partnership, 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with ABKB/LaSalle or its predecessors since 1986.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

+SCOTT J. LIOTTA, Vice President (3/18/65)
        Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc.(investments), 1980-August 1995.

EDWARD J. STOKEN, Secretary (8/7/47)
        Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.

LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.

--------------------
     * Messrs. Hale, Semans, Cole and Killebrew are Directors who are "interested persons", as defined in the Investment Company Act.
     +  Mr. Liotta is Mr. Cole's Son in law.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates.

        There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as President and Director of one fund and as a Director of each of the other funds in the Fund Complex. Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Cole serves as a Director of four funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as a Director of six funds in the Fund Complex. Mr. Vogt serves as a Director of five funds in the Fund Complex.
Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of 11 funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. Collidge serves as Assistant Secretary of each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

        For the fiscal year ended December 31, 1995, Directors' fees attributable to the assets of the Fund totalled approximately $1,142. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1995.


                                                COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total Compensation
                                                                                               From the Fund and Fund
                                    Aggregate Compensation            Pension or               Complex Payable to
                                    From the Fund for the             Retirement Benefits      Directors for the Fiscal
Name of Person,                     Fiscal Year Ended                 Accrued as Part          Year Ended December
Position                            December 31, 1995                 of Fund Expenses         31, 1995
-----------------------------------------------------------------------------------------------------------------------------------

*Richard T. Hale, Chairman          $0                                $0                               $0

*Truman T. Semans, Director         $0                                $0                               $0

*Charles W. Cole, Jr., Director     $0                                $0                               $0

James J. Cunnane, Director          $56.48(1)                         +                        $39,000 for service on 13
                                                                                               Boards in the Fund
                                                                                               Complex(2)

N. Bruce Hannay, Director**         $56.48(1)                         +                        $39,000 for service on 13
                                                                                               Boards in the Fund
                                                                                               Complex(2)

*Robert S. Killebrew, Jr.,          $0                                $0                               $0
  Director

John F. Kroeger, Director           $64.91(1)                         +                        $44,425 for service on 13
                                                                                               Boards in the Fund
                                                                                               Complex(2)

Louis E. Levy, Director             $56.48(1)                         +                        $39,000 for service on 13
                                                                                               Boards in the Fund
                                                                                               Complex(2)

Eugene J. McDonald                  $56.48(1)                         +                        $39,000 for service on 13
  Director                                                                                     Boards in the Fund
                                                                                               Complex(2)

Rebecca W. Rimel, Director          $48.93(1)                         +                        $19,500 for service on 5
                                                                                               Boards in the Fund
                                                                                               Complex(3)

Carl W. Vogt, Director              N/A(4)                            +                        N/A(4)

Harry Woolf***                      $56.48(1)                         +                        $39,000 for service on 13
  Director                                                                                     Boards in the Fund
                                                                                               Complex(2)

------------------
* A Director who is an "interested person" as defined in the Investment Company Act.
**      Retired, effective January 31, 1996, and is now deceased.
***     Retired on December 31, 1996.
+ The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1995 was approximately $513.
(1) Of amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, no amount was deferred pursuant to the deferred compensation plan.
(2)     One of these funds ceased operations on May 17, 1995.
(3)     Ms. Rimel was elected to a sixth Board on April 10, 1996.
(4)     Elected to the Board on January 30, 1996.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has one Participant, a Director who retired on December 31, 1996 who qualified for the Retirement Plan by serving fourteen years as a Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended December 31, 1996. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year; and for Mr. Vogt, 1 year, respectively.


                                 Estimated Annual Benefits Payable By
Years of Service                     Fund Complex Upon Retirement
----------------                 ------------------------------------

                          Chairman of Audit Committee         Other Participants
                          ---------------------------         ------------------
 6 years                         $ 4,900                           $ 3,900
 7 years                         $ 9,800                           $ 7,800
 8 years                         $14,700                           $11,700
 9 years                         $19,600                           $15,600
10 years or more                 $24,500                           $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and Alex. Brown. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that covered employees of the Advisors, certain directors or officers of Alex. Brown, and all Fund Directors who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisors and Alex. Brown may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

         The shareholders of the Fund have approved an Investment Advisory Agreement between the Fund and Investment Company Corp. ("ICC") and a Sub-Advisory Agreement among the Fund, ICC and ABKB/LaSalle Securities Limited Partnership. ("ABKB/LaSalle"), both of which contracts are described in greater detail below. ICC, the investment advisor, is a wholly owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. ICC is also the investment advisor to Flag Investors Value Builder Fund, Inc., Alex. Brown Cash Reserve Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. and Flag Investors Equity Partners Fund, Inc. which are distributed by Alex. Brown, the Fund's distributor. ABKB/LaSalle is a registered investment advisor and together with its affiliates had, as of December 31, 1996 approximately $600 million in real estate securities under management, almost all of which is in domestic real estate securities. ABKB/LaSalle, a Maryland limited partnership, was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. (See "Investment Advisor and Sub-Advisor" in the Prospectus.) ABKB/LaSalle currently provides sub-advisory services to three other mutual funds which had approximately $71 million of combined net assets as of December 31, 1996. The address of ABKB/LaSalle is 100 East Pratt Street, Baltimore, Maryland 21202.

         Under the Investment Advisory Agreement, ICC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICC has delegated this latter responsibility to ABKB/LaSalle. Any investment program undertaken by ICC or ABKB/LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABKB/LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICC or ABKB/LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABKB/LaSalle to the Fund are not exclusive and ICC and ABKB/LaSalle are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, and .45% of the Fund's average daily net assets exceeding $300 million. As compensation for its services, ABKB/LaSalle is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the annual rate of .40% of the first $100 million of the Fund's average daily net assets, .35% of the next $100 million of the Fund's average daily net assets, .30% of the next $100 million of the Fund's average daily net assets, and .25% of the Fund's average daily net assets over $300 million.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares. The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors in the foregoing manner on October 1, 1996. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions. For investment advisory services for the period from January 3, 1995 (commencement of operations) through December 31, 1995, ICC waived all fees due it ($38,795) and reimbursed expenses of $91,068. Absent such fee waivers and reimbursements, the Fund's Total Operating Expenses would have been 3.25% of the Class A Shares' average daily net assets and 4.05% of the Class B Shares' average daily net assets. During the same period, ABKB/LaSalle waived all sub-advisory fees.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


7.       DISTRIBUTION OF FUND SHARES

         Alex. Brown serves as the exclusive distributor of the Fund's Shares pursuant to three separate Distribution Agreements, one for the Class A Shares, one for the Class B Shares and one for the Institutional Shares (collectively, the "Distribution Agreements").

         The Distribution Agreements provide that Alex. Brown has the exclusive right to distribute the related class of Flag Investors Real Estate Securities Fund Shares either directly or through other broker-dealers and further provide that Alex. Brown will: (a) solicit and receive orders for the purchase of Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Shares. The Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

         As compensation for providing distribution services for the Class A Shares as described above, Alex. Brown receives an annual fee, calculated and paid monthly, equal to .25% of the Class A Shares' average daily net assets. Alex. Brown expects to allocate a substantial portion of its annual fee to its investment representatives and to Participating Dealers. As compensation for providing distribution services for the Class A Shares for the period from January 3, 1995 (commencement of operations) through December 31, 1995, Alex. Brown received from the Fund distribution fees in the amount of $9,662.

         As compensation for providing distribution services for the Class B Shares as described above, Alex. Brown receives an annual fee equal to .75% of the Class B Shares' average daily net assets. Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers. As compensation for providing distribution services for the Class B Shares for the period from January 3, 1995 (commencement of operations) through December 31, 1995, Alex. Brown received from the Fund distribution fees in the amount of $21,264. In addition, with respect to the Class B Shares, Alex. Brown receives a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) For the period from January 3, 1995 (commencement of operations) through December 31, 1995, such shareholder servicing fees totalled $5,316.

         Alex. Brown receives no compensation for distributing the Institutional Shares.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Distribution Agreements, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. Each Distribution Agreement has an initial term of two years and the Distribution Agreement and, in the case of Class A and Class B Shares, the Distribution Plan encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Class A and Class B Distribution Agreements, including the Plans and forms of Sub-Distribution Agreements, were most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on October 1, 1996.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the class. The Plans may be terminated at any time and the Class A and Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Class A and Class B Distribution Agreements and any Sub-Distribution Agreements shall automatically terminate in the event of assignment.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to Alex. Brown pursuant to the Class A and Class B Distribution Agreements and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors will be committed to the discretion of the Non-Interested Directors then in office.

         In the fiscal period ended December 31, 1995, the Fund paid $30,926 to Alex. Brown pursuant to the Plans. Alex. Brown in turn paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         In addition, with respect to the Class A Shares and the Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         In the period ended December 31, 1995, Alex. Brown received sales commissions on the Class A Shares of $137,648 and from such amount retained $124,915. During the same period, Alex. Brown received contingent deferred sales loads on the Class B Shares of $116,236 and retained all of this amount.

                  The Institutional Distribution Agreement was approved by the Fund's Board of Directors on December 18, 1996. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested

Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or ABKB/LaSalle.

        The address of Alex. Brown is 1 South Street, Baltimore, Maryland 21202.


8.       BROKERAGE

         ICC and ABKB/LaSalle are responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC and ABKB/LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's and ABKB/LaSalle's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC and ABKB/LaSalle may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC or ABKB/LaSalle to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC and ABKB/LaSalle with clients other than the Fund. Similarly, any research services received by ICC or ABKB/LaSalle through placement of portfolio transactions of other clients may be of value to ICC and ABKB/LaSalle in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC or ABKB/LaSalle by a broker-dealer. ICC and ABKB/LaSalle are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's and ABKB/LaSalle's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's and ABKB/LaSalle's investment advice. ICC's and ABKB/LaSalle's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's or ABKB/LaSalle's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC and ABKB/LaSalle are also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABKB/LaSalle to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown.

         During the period ended December 31, 1995, Alex. Brown directed $11,298,553 of transactions to broker-dealers and paid $25,703 to broker-dealers in related commissions because of research services provided. In the same period, the Fund paid Alex. Brown brokerage commissions in the aggregate amount of $1,988, which represented 7.73% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 8.96% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 1995, the Fund held a 5.70% repurchase agreement issued by Goldman Sachs & Co. valued at $347,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC and ABKB/LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC or ABKB/LaSalle. ICC and ABKB/LaSalle may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


9.       CAPITAL STOCK

         The Fund is authorized to issue 15 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated three classes of
Shares: "Flag Investors Real Estate Securities Fund Class A Shares", "Flag Investors Real Estate Securities Fund Class B Shares" and "Flag Investors Real Estate Securities Fund Institutional Shares". In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

        The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund.

         Investment Company Capital Corp. ("ICC"), 1 South Street, Baltimore, Maryland 21202, serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICC. As compensation for providing transfer and dividend disbursing services, ICC receives from the Fund up to $10.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the period ended December 31, 1995, such fees totalled $19,350. As compensation for providing accounting services, ICC receives an annual fee, calculated and paid monthly as shown below.


         Average Net Assets                     Accounting Services Fee
         ------------------                     -----------------------

$          0          -  $    10,000,000             $13,000(fixed fee)
$ 10,000,001          -  $    20,000,000                          .100%
$ 20,000,001          -  $    30,000,000                          .080%
$ 30,000,001          -  $    40,000,000                          .060%
$ 40,000,001          -  $    50,000,000                          .050%
$ 50,000,001          -  $    60,000,000                          .040%
$ 60,000,001          -  $    70,000,000                          .030%
$ 70,000,001          -  $    99,999,999                          .020%
$100,000,000          -  $   500,000,000                          .015%
$500,000,001          -  $ 1,000,000,000                          .005%
over $1,000,000,000                                               .001


         In addition, the Fund reimburses ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery services, independent pricing and storage.

         As compensation for providing accounting services to the Fund for the period ended December 31, 1995, ICC received fees of $12,360.

        ICC also serves as the Fund's investment advisor. See "Investment Advisory and Other Services."


12.      INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


13.      PERFORMANCE INFORMATION

         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n    = ERV

Where:   P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years (1, 5 or 10)

         ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one year period, 2.0% for the five year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to be reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where in the case of Class A Shares, the $1,000 payment is reduced by sales charges before being invested in such Shares or, in the case of Class B Shares, the applicable contingent deferred sales charge is deducted from the ending redeemable value). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated according to SEC rules, for the period from the effectiveness of the Fund's registration statement on January 3, 1995 through the fiscal period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Class A Shares was $1,129, resulting in an aggregate total return for such shares equal to 12.87%.

         Calculated according to SEC rules, for the period from the effectiveness of the Fund's registration statement on January 3, 1995 through the fiscal period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Class B Shares was $1,134, resulting in an aggregate total return for such shares equal to 13.40%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the period from the effectiveness of the Fund's registration statement on January 3, 1995 through the fiscal period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares or Class B Shares was $11,819 resulting in an aggregate total return for such shares equal to 18.19%.

Yield Calculations

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations for the Class A Shares assume a maximum front-end sales charge of 4.50%. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Calculated in the manner described above, the Fund's yield for the 30 day period ended December 31, 1995 was 5.64% for the Class A Shares and 5.13% for the Class B Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the period ended December 31, 1995, the Fund's portfolio turnover rate was 28%.


14.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 14, 1996, the following shareholders owned of record or beneficially 5% or more of the Fund's total outstanding Shares:


             T. Rowe Price, tr.                                  11.75%
             Alex. Brown & Sons Inc. Plan 100460
             ATTN:  Asset Recon
             P.O. Box 17215
             Baltimore, MD  21203-7215

             Alex. Brown & Sons Incorporated                     67.02%*
             1 South Street
             Baltimore, MD  21202



-------------------
         * As of such date, Alex. Brown owned beneficially less than 5% of such shares.

         As of November 14, 1996, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.


15.      FINANCIAL STATEMENTS

         See next page.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                       December 31, 1995


                                                                                Market     Percent
         No. of                                                  Market       Value       of Net     Unrealized
         Shares   Security                           Cost        Price       (Note A)     Assets     Gain/(Loss)
----------------------------------------------------------------------------------------------------------------
Common Stock:  95.6%
Real Estate Investment Trusts: 94.5%
         Apartments: 31.0%
         18,200   Avalon Properties Inc.             $ 355,762    $21.50        $391,300      3.9%    $ 35,538
         11,900   Bay Apartment Communities            236,718     24.25         288,575      2.8       51,857
         11,100   Equity Residential Property Trust    309,273     30.63         339,938      3.3       30,665
         16,200   Evans Withycomb Residential          319,599     21.50         348,300      3.4       28,701
         14,800   Merry Land & Investment Co.          306,749     23.63         349,650      3.4       42,901
         14,100   Oasis Residential Inc.               313,184     22.75         320,775      3.2        7,591
         10,100   Post Properties Inc.                 306,666     31.88         321,937      3.2       15,271
         15,300   Security Capital Pacific Trust       270,859     19.75         302,175      3.0       31,316
         14,600   Southwest Property Trust             178,624     13.50         197,100      1.9       18,476
         19,700   United Dominion Realty Trust         271,724     15.00         295,500      2.9       23,776
                                                    ----------                ----------     ----     --------
                                                     2,869,158                 3,155,250     31.0      286,092
         Diversified: 0.4%
          1,700   Colonial Properties Trust             40,710     25.50          43,350      0.4        2,640
                                                    ----------                ----------     ----     --------
         Factory Outlets: 3.0%
         10,300   Chelsea GCA Realty Inc.              276,551     30.00         309,000      3.0       32,449
                                                    ----------                ----------     ----     --------
         Health Care: 7.6%
         10,600   Health Care Properties
                  Investment Inc.                      325,024     35.13         372,325      3.7       47,301
          9,400   Nationwide Health Properties Inc.    350,027     42.00         394,800      3.9       44,773
                                                    ----------                ----------     ----     --------
                                                       675,051                   767,125      7.6       92,074
         Hotels: 5.2%
          8,900   Felcor Suite Hotels                  246,907     27.75         246,975      2.4           68
          7,400   Patriot American Hospitality         181,381     25.75         190,550      1.9        9,169
          3,000   Starwood Lodging Trust                82,600     29.75          89,250      0.9        6,650
                                                    ----------                ----------     ----     --------
                                                       510,888                   526,775      5.2       15,887
         Mobile Homes: 5.3%
         13,000   Manufactured Home Communities        224,090     17.50         227,500      2.2        3,410
          4,000   ROC Communities Inc.                  85,603     24.00          96,000      1.0       10,397
          8,100   Sun Communities Inc.                 189,821     26.38         213,637      2.1       23,816
                                                    ----------                ----------     ----     --------
                                                       499,514                   537,137      5.3       37,623

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


Statement of Net Assets (continued)                           December 31, 1995


                                                                                Market     Percent
         No. of                                                  Market       Value       of Net     Unrealized
         Shares   Security                           Cost        Price       (Note A)     Assets     Gain/(Loss)
----------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts (continued)
         Office/Industrial/Self-storage: 19.7%
          3,300   Cali Realty Corporation           $   64,245    $21.88        $ 72,187      0.7%     $ 7,942
          9,200   Duke Realty Investments Inc.         258,183     32.38         288,650      2.8       30,467
         10,300   Highwood Properties Inc.             231,968     28.25         290,975      2.8       59,007
         13,700   Security Capital Industries          223,585     17.50         239,750      2.4       16,165
          8,200   Shurgard Storage Centers--
                  Class A                              194,423     27.00         221,400      2.2       26,977
         12,600   Spieker Properties                   266,992     25.13         316,575      3.1       49,583
         10,200   Storage USA Inc.                     292,530     32.63         332,775      3.3       40,245
          9,700   Weeks Corp.                          218,377     25.13         243,713      2.4       25,336
                                                    ----------                ----------     ----     --------
                                                     1,750,303                 2,006,025     19.7      255,722
         Regional Malls: 9.3%
         11,300   DeBartolo Realty Corp.               158,622     13.00         146,900      1.4      (11,722)
          6,400   JP Realty Inc.                       129,198     21.88         140,000      1.4       10,802
         11,500   Simon Property Group Inc.            278,664     24.38         280,313      2.8        1,649
         24,600   Taubman Centers Inc.                 236,545     10.00         246,000      2.4        9,455
          6,400   Urban Shopping Centers Inc.          132,492     21.38         136,800      1.3        4,308
                                                    ----------                ----------     ----     --------
                                                       935,521                   950,013      9.3       14,492
         Retail: 13.0%
         9,100    Developers Diversified
                  Realty Corp.                         261,921     30.00         273,000      2.7       11,079
         10,300   Federal Realty Investment Trust      218,820     22.75         234,325      2.3       15,505
          6,450   Kimco Realty Corp.                   166,125     27.25         175,763      1.7        9,638
          5,600   Regency Realty Corp.                  94,405     17.25          96,600      0.9        2,195
          7,500   Vornado Realty Trust                 264,925     37.50         281,250      2.8       16,325
          7,000   Weingarten Realty Investment         248,255     38.00         266,000      2.6       17,745
                                                    ----------                ----------     ----     --------
                                                     1,254,451                 1,326,938     13.0       72,487
Real Estate Operating Companies: 1.1%
         Hotels: 1.1%
            600   Bristol Hotel Company                 12,300     24.38          14,625      0.1        2,325
          7,600   Host Marriott Corp.                   94,454     13.25         100,700      1.0        6,246
                                                    ----------                ----------     ----     --------
                                                       106,754                   115,325      1.1        8,571
                  Total Common Stocks                8,918,901                 9,736,938     95.6      818,037
                                                    ----------                ----------     ----     --------

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


Statement of Net Assets (concluded)                           December 31, 1995
--------------------------------------------------------------------------------


                                                                                Market     Percent
           Par                                                     Market       Value       of Net
           (000)    Security                           Cost        Price       (Note A)     Assets
--------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT: 3.4%
           $347     Goldman Sachs & Co., 5.70%
                     Dated 12/29/95, to be
                     repurchased on 1/2/96,
                     collateralized by U.S.
                     Treasury Notes with
                     market value of $354,780.       $ 347,000       100     $   347,000      3.4%
                                                    ----------       ---     -----------    -----
Total Investment in Securities                       9,265,901*               10,083,938     99.0
Other Assets in Excess of Liabilities, Net                                       103,739      1.0
                                                                             -----------    -----
Net Assets                                                                   $10,187,677    100.0%
                                                                             ===========    =====
Net Asset Value Per:
  Class A Share
         ($7,171,372 / 640,093 shares outstanding)                                $11.20(1)
                                                                                  ======
  Class B Share
         ($3,016,305 / 269,768 shares outstanding)                                $11.18(2)
                                                                                  ======

Maximum Offering Price Per:
  Class A Share
         ($11.20 / .955)                                                          $11.73
                                                                                  ======
  Class B Share                                                                   $11.18
                                                                                  ======
--------------------------------------------------------------------------------------------------

*  Also aggregate cost for federal tax purposes.
1  Redemption value is $11.20.
2 Redemption value is $10.73 after 4.00% maximum contingent deferred sales charge.

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


Statement of Operations                         For the Period January 3, 1995*
                                                through December 31, 1995
--------------------------------------------------------------------------------

Investment income (Note A):
Dividends                                                           $   429,814
Interest                                                                 12,833
                                                                    -----------
  Total income                                                          442,647
                                                                    -----------

EXPENSES:
Investment advisory fee (note b).................................        38,795
Distribution fees (Note B).......................................        30,926
Legal............................................................        30,020
Audit............................................................        23,766
Transfer agent fees (Note B).....................................        19,350
Registration fees................................................        17,683
Organizational expense (Note A)..................................        17,683
Custodian fees...................................................        16,500
Accounting fee (Note B)..........................................        12,360
Printing and postage.............................................         9,032
Miscellaneous....................................................         1,834
Directors' fees..................................................         1,142
                                                                    -----------
  Total expenses.................................................       219,091
Less: Fees waived and expenses reimbursed (Note B)...............      (129,863)
                                                                    -----------
  Net expenses...................................................        89,228
                                                                    -----------
Net investment income............................................       353,419
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions.....................        47,282
Change in unrealized appreciation of investments.................       818,037
                                                                    -----------
Net realized and unrealized gain on investments..................       865,319
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............    $1,218,738
                                                                     ==========
--------------------------------------------------------------------------------

*Commencement of operations.
See accompanying Notes to Financial Statements.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                      For the Period
                                                      January 3, 1995*
                                                      through
                                                      December 31, 1995
--------------------------------------------------------------------------------
Operations:
Net investment income.............................      $     353,419
Net realized gain from security transactions......             47,282
Change in unrealized appreciation of investments..            818,037
                                                        -------------
    Net increase in net assets resulting
      from operations.............................          1,218,738
                                                        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A Shares..................................           (216,537)
  Class B Shares..................................           (107,851)
Short-term capital gains:
  Class A Shares..................................            (27,959)
  Class B Shares..................................            (11,617)
                                                        -------------
Total distributions...............................           (363,964)
                                                        -------------
CAPITAL SHARE TRANSACTIONS (NOTE C):
Proceeds from sale of shares......................          9,712,132
Value of shares issued in reinvestment of dividends           246,856
Cost of shares repurchased........................           (726,085)
                                                        -------------
Increase in net assets derived from
  capital share transactions......................          9,232,903
                                                        -------------
    Total increase in net assets..................         10,087,677
NET ASSETS:
Beginning of period...............................            100,000**
                                                        -------------
End of period.....................................        $10,187,677
                                                        =============
-------------------------------------------------------------------------------

*        Commencement of operations.
** On July 28, 1994, the Fund sold 10,000 shares to a subsidiary of Alex. Brown & Sons Incorporated for $100,000.

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout the period)*

                                           For the Period January 3, 1995**
                                           through December 31, 1995
                                              Class A         Class B
--------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period..     $10.00          $10.00
                                               ------          ------
Income from Investment Operations:
  Net investment income...................       0.56            0.50
  Net realized and unrealized gain
    on investments........................       1.21            1.20
                                               ------          ------
      Total from Investment Operations           1.77            1.70
                                               ------          ------
Less Distributions:
  Dividends from net investment income....      (0.52)          (0.47)
  Distributions from short-term capital gains   (0.05)          (0.05)
                                               ------          ------
  Total distributions.....................      (0.57)          (0.52)
                                               ------          ------
  Net asset value at end of period........     $11.20          $11.18
                                               ======          ======
Total Return (Aggregate)..................      18.19%          17.40%
Ratios to Average Net Assets:
  Expenses(2).............................       1.19%(1)        1.90%(1)
  Net investment income(3)................       5.95%(1)        5.25%(1)
Supplemental Data:
  Net assets at end of period (000).......     $7,171          $3,016
  Portfolio turnover rate.................         28%             28%
--------------------------------------------------------------------------------

*Computed based upon average shares outstanding.
**Commencement of operations.
1 Annualized.
2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 3.25% (annualized) for Class A Shares and 4.05% (annualized) for Class B Shares.
3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.89% (annualized) for Class A Shares and 3.09% (annualized) for Class B Shares.

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

A. Significant Accounting Policies - Flag Investors Real Estate Securities Fund, Inc. (the "Fund") was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

   Security Valuation - Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

   Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

   Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

   Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

   A portion of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, these dividends are recorded as dividend income, and the investment in the REIT is reported at market value. For the period ended December 31, 1995, no return of capital portion of such distribution has been determined due to the lack of notification from the REITs held by the Fund.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets; 0.55% of the next $100 million of the Fund's average daily net assets; 0.50% of the next $100 million of the Funds average daily net assets; and 0.45% of the Fund's average daily net assets exceeding $300 million.

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

   Notes to Financial Statements (concluded)

   ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 1.25% of the Fund's average daily net assets for Class A Shares and 2.00% for Class B Shares. For the period ended December 31, 1995, ICC waived fees of $38,795 and reimbursed expenses of $91,068.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $12,360 for accounting services for the period ended December 31, 1995.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $19,350 for transfer agent services for the period ended December 31, 1995.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets for Class A Shares and 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets for Class B Shares. For the period ended December 31, 1995, distribution fees aggregated $30,926, of which $9,662 was attributable to the Class A Shares and $21,264 was attributable to the Class B Shares.

C. Capital Share Transactions - The Fund is authorized to issue up to 10 million shares of common stock (7 million Class A, 2 million Class B and 1 million undesignated), par value $.001 per share. Transactions in shares of the Fund were as follows:

                             For the Period
                             January 3, 1995*
                           to December 31, 1995
                           --------------------
                           Class A      Class B
                           -------      -------
Shares sold...........     655,079      290,349
Shares issued to
  shareholders on
  reinvestment of
  dividends...........      16,704        6,473
Shares redeemed.......     (41,690)     (27,054)
                        -----------  -----------
Net increase in shares
  outstanding.........     630,093      269,768
                        ===========  ===========
Proceeds from sale
  of shares...........  $6,763,257   $2,948,875
Value of reinvested
  dividends...........     178,010       68,846
Cost of shares
  redeemed............    (439,765)    (286,320)
                        -----------  -----------
Net increase from
  capital share
  transactions........  $6,501,502   $2,731,401
                        ==========   ===========
-------------------------------------------------


*Commencement of operations.

D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $10,766,776 and $1,895,157, respectively, for the period ended December 31, 1995.

   At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $829,759 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $11,722.

E. Net Assets - At December 31, 1995, net assets consisted of:
Paid-in capital:

  Flag Investors Class A Shares..........    $ 6,601,502
  Flag Investors Class B Shares..........      2,731,401
Undistributed net investment
  income.................................         29,031
Accumulated net realized
  gains from security
  transactions...........................          7,706
Unrealized appreciation
  of investments.........................        818,037
                                             -----------
                                             $10,187,677
                                             ===========

                                     [LOGO]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the period January 3, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1995 and the results of its operations and the changes in its net assets and its financial highlights for the period January 3, 1995 (commencement of operations) through December 31, 1995 in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.

Philadelphia, Pennsylvania
February 2, 1996

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


Statement of Net Assets                                            June 30, 1996
(Unaudited)

                                                                                 Market      Percent
                                                                      Market      Value      of Net   Unrealized
 Shares      Security                                       Cost       Price    (Note A)     Assets   Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 97.4%
Real Estate Investment Trusts: 94.2%
  Apartments: 28.7%
      25,100   Avalon Properties, Inc.                   $  505,221    $21.75   $  545,925     3.4%      $ 40,704
      17,500   Bay Apartment Communities, Inc.              371,758     25.88      452,812     2.8         81,054
      15,600   Equity Residential Properties Trust          448,751     32.88      512,850     3.2         64,099
      24,900   Evans Withycombe Residential, Inc. *         505,902     20.88      519,787     3.3         13,885
      17,000   Irvine Apartment Communities, Inc.           339,044     20.13      342,125     2.1          3,081
      22,700   Merry Land & Investment Company,  Inc.       480,611     21.00      476,700     3.0         (3,911)
      17,200   Oasis Residential, Inc.                      382,266     21.88      376,250     2.4         (6,016)
      14,700   Post Properties, Inc.                        457,484     35.38      520,013     3.3         62,529
      16,600   Security Capital Pacific Trust               304,514     21.75      361,050     2.3         56,536
      31,900   United Dominion Realty Trust                 452,550     14.38      458,562     2.9          6,012
                                                          ---------              ---------    ----        -------
                                                          4,248,101              4,566,074    28.7        317,973
  Factory Outlets: 3.3%
      16,700   Chelsea GCA Realty, Inc.                     465,220     31.75      530,225     3.3         65,005
                                                          ---------              ---------    ----        -------
  Health Care: 7.7%
      18,200   Health Care Property Investors, Inc.         579,406     33.75      614,250     3.9         34,844
      28,600   Nationwide Health Properties, Inc.           555,285     21.13      604,175     3.8         48,890
                                                          ---------              ---------    ----        -------
                                                          1,134,691              1,218,425     7.7         83,734
 Hotels: 6.3%
      12,500   FelCor Suite Hotels, Inc.                    353,552     30.50      381,250     2.4         27,698
      16,100   Patriot American Hospitality, Inc.           426,876     29.63      476,963     3.0         50,087
       3,900   Starwood Lodging Trust                       111,624     36.38      141,862     0.9         30,238
                                                          ---------              ---------    ----        -------
                                                            892,052              1,000,075     6.3        108,023
 Mobile Homes: 3.7%
      16,900   Manufactured Home Communities, Inc.          295,201     19.25      325,325     2.1         30,124
       9,500   Sun Communities, Inc.                        226,573     26.88      255,313     1.6         28,740
                                                          ---------              ---------    ----        -------
                                                            521,774                580,638     3.7         58,864
  Office/Industrial/Self-Storage: 21.4%
      16,500   Beacon Properties Corp.                      111,445     25.63      110,188     0.7         (1,257)
      16,500   Duke Realty Investments, Inc.                479,427     30.25      499,125     3.1         19,698
      18,600   Highwoods Properties, Inc.                   469,695     27.63      513,825     3.2         44,130
      24,800   Security Capital Industrial Trust            416,899     17.63      437,100     2.8         20,201
      15,800   Shurgard Storage Centers, Inc. - Class A     391,481     25.25      398,950     2.5          7,469
      19,900   Spieker Properties, Inc.                     455,645     27.25      542,275     3.4         86,630

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1996
(Unaudited)

                                                                                 Market      Percent
                                                                      Market      Value      of Net   Unrealized
 Shares      Security                                       Cost       Price    (Note A)     Assets   Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts  (continued)
  Office/Industrial/Self-Storage (continued)
      15,700   Storage USA, Inc.                          $ 468,637    $32.25    $ 506,325     3.2%      $ 37,688
      15,000   Weeks Corp.                                  353,353     26.00      390,000     2.5         36,647
                                                         ----------             ----------    ----      ---------
                                                          3,146,582              3,397,788    21.4        251,206
  Regional Malls: 10.7%
      18,800   DeBartolo Realty Corp.                       267,593     16.13      303,150     1.9         35,557
      10,900   JP Realty, Inc.                              220,993     21.38      232,988     1.5         11,995
      18,300   Simon Property Group, Inc.                   438,523     24.50      448,350     2.8          9,827
      46,000   Taubman Centers, Inc.                        448,604     11.13      511,750     3.2         63,146
       8,700   Urban Shopping Centers, Inc.                 181,561     23.75      206,625     1.3         25,064
                                                         ----------             ----------    ----      ---------
                                                          1,557,274              1,702,863    10.7        145,589
  Retail: 12.4%
      13,800   Developers Diversified Realty Corp.          402,867     31.88      439,875     2.8         37,008
      14,700   Federal Realty Investment Trust              312,779     22.50      330,750     2.1         17,971
      11,050   Kimco Realty Corp.                           290,226     28.25      312,163     2.0         21,937
       7,900   Regency Realty Corp.                         132,520     21.00      165,900     1.0         33,380
       9,800   Vornado Realty Trust                         351,481     40.88      400,575     2.5         49,094
       8,100   Weingarten Realty Investors                  289,688     38.75      313,875     2.0         24,187
                                                         ----------             ----------    ----      ---------
                                                          1,779,561              1,963,138    12.4        183,577
Real Estate Operating Companies: 3.2%
  Hotels: 2.2%
      12,500   Host Marriott Corp.*                         145,357     13.13      164,062     1.0         18,705
         800   Interstate Hotels Corp.*                      16,800     22.25       17,800     0.1          1,000
      11,900   Red Roof Inns, Inc.*                         188,841     14.13      168,088     1.1        (20,753)
                                                         ----------             ----------    ----      ---------
                                                            350,998                349,950     2.2         (1,048)
 Regional Malls: 1.0%
       6,100   The Rouse Company                            136,862     25.88      157,837     1.0         20,975
                                                         ----------             ----------    ----      ---------
               Total Common Stocks                       14,233,115             15,467,013    97.4      1,233,898
                                                         ----------             ----------    ----      ---------

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 1996
(Unaudited)

                                                                                  Market      Percent
                                                                        Market    Value       of Net
Par                                                         Cost        Price    (Note A)     Assets
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.1%
    $176,000   Goldman Sachs & Co., 5.05%
               Dated 6/28/96,  to be repurchased
               on 7/1/96, collateralized by
               U.S. Treasury Notes with
               a market value of $180,037.
               (Cost $176,000)                          $   176,000    $100.00   $   176,000     1.1%
                                                        -----------    -------   -----------   ------
Total Investment in Securities                           14,409,115**             15,643,013    98.5
Other Assets in Excess of Liabilities, Net                                           235,339     1.5
                                                                                 -----------   ------
Net Assets                                                                       $15,878,352   100.0%
                                                                                 ===========   ======

Net Asset Value and Redemption Price Per:
  Class A Share
 ($12,425,103 / 1,073,293 shares outstanding)                                          $11.58
                                                                                       ======
 Class B Share
 ($3,453,249 / 299,078 shares outstanding)                                             $11.55+
                                                                                       ======

Maximum Offering Price Per:
 Class A Share
 ($11.58 / .955)                                                                       $12.13
                                                                                       ======
 Class B Share                                                                         $11.55
                                                                                       ======
--------------------------------------------------------------------------------------------------------

       * Non-income producing security.
      ** Also aggregate cost for federal tax purposes.
       + Redemption value  is $11.09 following a maximum 4% contingent deferred sales charge.
See accompanying Notes to Financial Statements.

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
Statement of Operations                   For the Six Months Ended June 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):

     Dividends............................................           $434,093
     Interest.............................................              5,765
                                                                     --------
       Total income.......................................            439,858
                                                                     --------

EXPENSES:

     Investment advisory fee (Note B).....................             42,029
     Distribution fee (Note B)............................             28,250
     Legal................................................             14,959
     Transfer agent fee (Note B)..........................             13,650
     Custodian fee........................................             12,649
     Audit................................................             12,465
     Organizational expense (Note A)......................              9,298
     Registration fees....................................              9,275
     Accounting fee (Note B)..............................              7,956
     Printing andpostage..................................              4,738
     Miscellaneous........................................              2,493
     Directors' fees......................................                599
     Insurance............................................                 87
                                                                     --------
       Total expenses.....................................            158,448
     Less:Fees waived and expenses reimbursed (Note B)....            (65,540)
                                                                     --------
       Net expenses.......................................             92,908
                                                                     --------
     Net investment income................................            346,950
                                                                     --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain from security transactions.........             62,545
     Change in unrealized appreciation of investments.....            415,861
                                                                     --------
     Net gain on investments..............................            478,406
                                                                     --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $825,356
                                                                     ========
-------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

---------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                         For the Six             For the Period
                                                                        Months Ended            January 3, 1995*
                                                                        June 30, 1996                through
                                                                         (Unaudited)            December 31, 1995
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
     Net investment income...................................          $     346,950                 $  353,419
     Net realized gain from security transactions............                 62,545                     47,282
     Change in unrealized appreciation of investments........                415,861                    818,037
                                                                       -------------                -----------
     Net increase in net assets resulting from operations....                825,356                  1,218,738
                                                                       -------------                -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
       Class A Share.........................................               (252,154)                  (216,537)
       Class B Shares........................................                (75,890)                  (107,851)
     Short-term capital gains:
       Class A Shares........................................                     --                    (27,959)
       Class B Shares........................................                     --                    (11,617)
                                                                       -------------                -----------
     Total distributions.....................................               (328,044)                  (363,964)
                                                                       -------------                -----------

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares............................              5,484,186                  9,712,132
     Value of shares issued in reinvestment of dividends.....                249,315                    246,856
     Cost of shares repurchased..............................               (540,138)                  (726,085)
                                                                       -------------                -----------
     Increase in net assets derived from capital share
       transactions..........................................              5,193,363                  9,232,903
                                                                       -------------                -----------
         Total increase in net assets........................              5,690,675                 10,087,677

NET ASSETS:
     Beginning of period.....................................             10,187,677                    100,000**
                                                                       -------------                -----------
     End of period...........................................            $15,878,352                $10,187,677
                                                                       =============                ===========

---------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations.
** On July 28, 1994, the Fund sold 10,000 shares to a subsidiary of Alex.  Brown
   & Sons Incorporated for $100,000.
See accompanying Notes to Financial Statements.

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

---------------------------------------------------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)
                                                              Class A Shares                Class B Shares
                                                      ---------------------------      -------------------------
                                                                          For the                        For the
                                                        For the Six       Period       For the Six       Period
                                                       Months Ended    Jan. 3, 1995*  Months Ended    Jan. 3, 1995*
                                                       June 30, 1996      through     June 30, 1996      through
                                                        (Unaudited)    Dec. 31, 1995   (Unaudited)    Dec. 31, 1995
---------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
  Net asset value at beginning of period.............     $ 11.20         $10.00          $11.18         $10.00
                                                          -------         ------          ------         ------
Income from Investment Operations:
  Net investment income..............................        0.31           0.56            0.26           0.50
  Net realized and unrealized gain
    on investments...................................        0.37           1.21            0.37           1.20
                                                          -------         ------          ------         ------
  Total from Investment Operations...................        0.68           1.77            0.63           1.70
                                                          -------         ------          ------         ------
Less Distributions:
  Dividends from net investment income...............       (0.30)         (0.52)          (0.26)         (0.47)
  Distributions from net realized
    short-term gains.................................          --          (0.05)             --          (0.05)
                                                          -------         ------          ------         ------
  Total distributions................................       (0.30)         (0.57)          (0.26)         (0.52)
                                                          -------         ------          ------         ------
  Net asset value at end of period...................     $ 11.58         $11.20          $11.55         $11.18
                                                          =======         ======          ======         ======

Total Return**.......................................        6.20%         18.19%           5.78%         17.40%
Ratios to Average Daily Net Assets:
  Expenses...........................................        1.25%(1,2)     1.25%(2,6)      2.00%(1,2)     2.00%(4,6)
  Net investment income..............................        5.61%(1,3)     5.95%(1,3)      4.63%(1,5)     5.25%(1,5)
Supplemental Data:
  Net assets at end of period (000)..................     $12,425         $7,171          $3,453         $3,016
  Portfolio turnover rate............................           9%(1)         28%              9%(1)         28%
---------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 2.26% (annualized) and 3.25% (annualized) for Class A Shares for the periods ended June 30,1996 and  December  31,1995, respectively.
(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 4.60% (annualized) and 3.89% (annualized) for Class A Shares for the periods ended June 30,1996 and December 31,1995, respectively.
(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 3.02% (annualized) and 4.05% (annualized) for Class B Shares for the periods ended June 30,1996 and December 31,1995, respectively.
(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 3.61% (annualized) and 3.09% (annualized) for Class B Shares for the periods ended June 30,1996 and December 31,1995, respectively.
(6) Annualized, ratios based upon the SEC NI-A formula would be 1.19% for Class A Shares and 1.90% for Class B Shares.
See accompanying Notes to Financial Statements.

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to FinancialStatements

A. Significant Accounting Policies - Flag Investors Real Estate Securities Fund, Inc. (the "Fund") was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

    Security Valuation - Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

    Repurchase  Agreements  -  The  Fund  may  agree  to  enter  into  tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

    Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

    Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

    A portion of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, these dividends are recorded as dividend income, and the investment in the REIT is reported at market value.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million.

    ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund,

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


    if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 1.25% of the Fund's average daily net assets for Class A Shares and 2.00% for Class B Shares. For the period ended June 30, 1996, ICC waived fees of $42,029 and reimbursed expenses of $23,511.

    As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $7,956 for accounting services for the period ended June 30, 1996.

    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $13,650 for transfer agent services for the period ended June 30, 1996.

    As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets for Class A Shares and 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets for Class B Shares. For the period ended June 30, 1996, distribution fees aggregated $28,250, of which $12,134 was attributable to the Class A Shares and $16,116 was attributable to the Class B Shares.

    The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended June 30, 1996 was $75.

C. Capital Share Transactions - The Fund is authorized to issue up to 10 million shares of common stock (7 million Class A, 2 million Class B and 1 million undesignated), par value $.001 per share. Transactions in shares of the Fund were as follows:



                                     Class A Shares
                          --------------------------------
                           For the Six
                          Months Ended     For the Period
                          June 30, 1996     Jan. 3. 1995*
                           (Unaudited)    to Dec. 31, 1995
                         --------------   ----------------

    Shares sold.......        441,421         655,079
    Shares issued to
      shareholders on
      reinvestment of
      dividends.......         17,705          16,704
    Shares redeemed...        (25,925)        (41,690)
                           ----------      ----------
    Net increase in shares
      outstanding.....        433,201         630,093
                           ==========      ==========
    Proceeds from sale
      of shares.......     $4,958,535      $6,763,257
    Value of reinvested
      dividends.......        198,150         178,010
    Cost of shares
      redeemed........       (293,014)       (439,765)
                           ----------      ----------
    Net increase from
      capital share
      transactions....     $4,863,671      $6,501,502
                           ==========      ==========


                                  Class B Shares
                          -------------------------------
                           For the Six
                          Months Ended     For the Period
                          June 30, 1996     Jan. 3. 1995*
                           (Unaudited)    to Dec. 31, 1995
                          -------------   ----------------

    Shares sold......          46,626         290,349
    Shares issued to
      shareholders on
      reinvestment of
      dividends......           4,583           6,473
    Shares redeemed..         (21,900)        (27,054)
                             --------     -----------
    Net increase in shares
      outstanding....          29,309         269,768
                             ========     ===========
    Proceeds from sale
      of shares......        $525,651      $2,948,875
    Value of reinvested
      dividends......          51,165          68,846
    Cost of shares
      redeemed.......        (247,124)       (286,320)
                             --------      ----------
    Net increase from
      capital share
      transactions...        $329,692      $2,731,401
                             ========      ==========


*Commencement of operations.

                                     [Logo]

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)


D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $5,808,697 and $557,027, respectively, for the six months ended June 30, 1996.

    At June 30, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,265,835 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over value was $31,937.

E.  Net Assets - At June 30, 1996, net assets consisted of:
    Paid-in capital:


      Flag Investors Class A Shares       $11,465,173
      Flag Investors Class B Shares         3,061,094
    Undistributed net investment
      income.......................            47,937
    Accumulated net realized
      gain from security
      transactions.................            70,250
    Unrealized appreciation
      of investments...............         1,233,898
                                          -----------
                                          $15,878,352
                                          ===========

Appendix

The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

------------------------------------------------------------------------------

Description of Commercial Paper Ratings

         S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

         Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.
--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

         S&P - Services rated AAA by S&P have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Securities rated A have strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories. Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

         Moody's - Bonds which are rated Aaa by Moody's are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       A-1